LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln InvestmentSolutionsSM

Supplement dated July 26, 2021

This supplement clarifies certain information contained in your individual annuity prospectus. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Minimum and Maximum Total Annual Operating Expenses. The minimum and maximum total annual operating expenses charged by the funds were stated incorrectly in the May 1, 2021 prospectus. The correct expenses are reflected below. The expenses are for the year ended December 31, 2020, adjusted to reflect anticipated changes in the fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.23%	4.37%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.10%
*Some of the funds have entered into contractual waiver or reimbursement arrangement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2022. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.

Please retain this supplement for future reference.